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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (date of earliest event reported): February 15, 2007

                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            Florida                  001-12111               65-0271219
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 (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)            File Number)           Identification No.)


                              1301 Concord Terrace
                             Sunrise, Florida 33323
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                     (Address of principal executive office)


Registrant's telephone number, including area code (954) 384-0175
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c


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Item 2.02. Results of Operations and Financial Conditions.

On February 15, 2007, Pediatrix Medical Group, Inc. (the "Company") issued a press release announcing revenues and other selected unaudited financial information for the three and 12 months ended December 31, 2006 (the "Release"). A copy of the Release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 8.01. Other Events.

The Audit Committee of Pediatrix's Board of Directors is continuing its review of the Company's practices relating to its historical stock option grants and is striving to complete this review as soon as possible. As part of this review, the Audit Committee, Company management and the Company's independent public accounting firm are working to complete an analysis of the financial impact resulting from the improper dating of certain stock option grants. The Company has not yet determined whether any restatement of the Company's historical financial statements will be required. Additionally, there can be no assurance that the Audit Committee's review will be completed in time to meet the deadline, or any extension of the deadline, to file the Company's Annual Report on Form 10-K.

The Company also announced in the Release that it has executed final agreements with each of the state Medicaid programs participating in the previously announced settlement agreement with the U.S. Department of Justice. The government's national investigation was related to the Company's Medicaid and TRICARE billing practices for neonatal services from 1996 - 1999. The Company paid the full settlement amount to the federal government in September 2006, and under the terms of the settlement agreement the federal government may now disburse each participating state's portion of the settlement amount to the individual states.

Item 9.01. Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not applicable

     (b)   Pro Forma Financial Information.

           Not applicable

     (c)   Exhibits

           99.1 - Press Release dated February 15, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PEDIATRIX MEDICAL GROUP, INC.



Date:  February 15, 2007                   By: /s/ Karl B. Wagner
                                               ------------------
                                               Name: Karl B. Wagner
                                               Title: Chief Financial Officer



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                                  EXHIBIT INDEX

   Exhibit No.                               Description

   99.1                    Press Release dated February 15, 2007